SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2005

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



        FLORIDA               0-17554            59-2924957
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
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(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                         August 3, 2005


ITEM   5.02.   DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


      On August 3, 2005, the Board of Directors elected John E. Anderson to the Board of Directors of the Company. Mr. Anderson, age 60, has served as President and Chief Executive Officer of the Company since 1989. Mr. Anderson previously served as a director of the Company from 1989 to January 1, 2004. Mr. Anderson will continue to serve as President and Chief Executive Officer of the Company.

ITEM  5.03  AMENDMENTS  TO ARTICLES OF INCORPORATION  OR  BYLAWS;
CHANGE IN FISCAL YEAR.

      On August 3, 2005, the Board of Directors adopted Amended and Restated Bylaws of the Company. A copy of the Amended and Restated Bylaws of the Company is attached to this Form 8-K as
Exhibit 3.1.

     The changes to the Bylaws are summarized below:

      1.    Article I (Offices) of the Bylaws was amended to note
the  prior change in the principal office of the Company to  1801
Art Museum Drive, Jacksonville, Florida 32207.

      2.    Article  II,  Sections 4 (Stockholders  -  Notice  of
Meeting) and 5 (Fixing of Record Date) of the Bylaws was amended to harmonize the provisions with existing Florida law.

      3.    Article  II, Section 10 (Voting of Stock  by  Certain
Holders) has been amended to change the word "corporation" to "entity."

      4. Article III, Section 5 (Board of Directors - Notice) has been amended to harmonize the provision with existing Florida law.


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       5.     Article  III,  Section  14  (Corporate   Governance
Guidelines) has been added to clarify that, in the event of any inconsistency between the Company's Bylaws and any Corporate
Governance Guidelines adopted by the Board of Directors, the Bylaws shall control.

      6. Article IV, Section 10 (Officers - Salaries) has been deleted to avoid inconsistency between this provision and the Charter of the Compensation Committee.

      7. Article XII (Committees) previously set forth the authority and powers and various other matters relating to the Executive Committee. This provision has been rewritten to include similar information regarding all standing committees of the Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      3.1   Amended and Restated Bylaws of Patriot Transportation
Holding, Inc.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                           PATRIOT  TRANSPORTATION  HOLDING, INC.


Date: August  8,  2005     By:   /s/   Ray  M.   Van Landingham

                           -------------------------------------
                           Ray M. Van Landingham
                           Vice President, Finance and
                           Administration and Chief Financial
                           Officer

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                          EXHIBIT INDEX


Exhibit No.
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3.1  Amended   and  Restated  Bylaws  of  Patriot  Transportation
     Holding, Inc.



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